Property and equipment (Tables)	12 Months Ended
Dec. 31, 2012
Components of Property and Equipment

The composition of property and equipment at December 31, 2012 and 2011 are as follows:

	December 31,
	2012	2011
Computers and equipment	$5,320	$4,831
Computer software	4,617	4,255
Furniture and fixtures	3,637	2,500
Leasehold improvements	10,585	7,949

Total cost	24,159	19,535
Less: Accumulated depreciation	(15,352)	(13,963)

Property and equipment, net of accumulated depreciation	$8,807	$5,572